UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): April 7, 2006

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its charter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)





One Penn Plaza, New York, NY                                        10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6027

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events


     On April 7, 2006, The Navigators Group, Inc. issued two press releases. The first press release announced the Company's plans to offer senior notes in a public offering registered under the Securities Act of 1993, as amended. This press release is attached hereto as Exhibit 99.1. The second press release announced that the Company received credit ratings from Moody's Investors Service. This press release is attached hereto as Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE NAVIGATORS GROUP, INC.
                               (Registrant)


                               /s/ Elliot S. Orol
                               ------------------------------------------------

                               Name: Elliot S. Orol
                               Title: Senior Vice President and General Counsel





Date: April 7, 2006

                                INDEX TO EXHIBITS

Number    Description
------    -----------
99.1 Navigators Announces Offering of Senior Notes press release dated April 7, 2006.

99.2      Navigators Receives Moody's Credit Ratings press release dated April
          7, 2006.